Subsequent events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
34. Subsequent events
Share consolidation of MHFG’s common stock
On June 25, 2020, a 1-for-10 share consolidation was approved at the Ordinary General Meeting of Shareholders. It will become effective on October 1, 2020 based on the shares owned by the shareholders recorded in the shareholder register as of September 30, 2020.